Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:

|X|  Preliminary proxy statement   |_| Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FOCUS Enhancements, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

         Common Stock

(2)      Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)      Proposed maximum aggregate value of transaction:


(5)      Total fee paid:


|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                            FOCUS ENHANCEMENTS, INC.
                                 142 North Road
                          Sudbury, Massachusetts 01776

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 18, 1997

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of FOCUS Enhancements, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, March 18, 1997, at 10:00 a.m., local time, at the Company's executive offices, 142 North Road, Sudbury, Massachusetts 01776, for the following purposes:

         1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 16,000,000 to 20,000,000 shares.

         2. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on February 14, 1997 are entitled to notice of and to vote at the Special Meeting.

         All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy.


                                        By Order of the Board of Directors



                                        THOMAS L. MASSIE
                                        Chief Executive Officer

February __, 1997

         IN ORDER TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                            FOCUS ENHANCEMENTS, INC.
                            ------------------------

               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

         The enclosed Proxy is solicited on behalf of FOCUS Enhancements, Inc. (the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Tuesday, March 18, 1997 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's executive offices, 142 North Road, Sudbury, Massachusetts 01776. The Company's telephone number is (508) 371-2000.

         These proxy solicitation materials were mailed on or about February __, 1997 to all stockholders entitled to vote at the Special Meeting.

                 INFORMATION CONCERNING VOTING AND SOLICITATION

Record Date and Shares Outstanding

         Only stockholders of record at the close of business on February 14, 1997 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, 11,366,303 shares of the Company's Common Stock were issued and outstanding and there were Three Million (3,000,000) authorized shares, par value $.01 per share, of Preferred Stock, and none of which were issued or outstanding.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Voting and Solicitation

         Each stockholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the stockholders. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the matter scheduled to be voted on at the Special Meeting: the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 16,000,000 to 20,000,000 shares (the "Amendment").

         Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted "FOR" each of the proposals. For purposes of each proposal, abstentions will have the same effect as votes against the proposal; broker non-votes will have no effect on the outcome of the vote.

         The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares of their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without compensation, personally or by telephone, telegram, letter or facsimile.

Quorum; Abstentions; Broker Non-Votes

         A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting or any adjournment thereof. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock on December 31, 1996 by (i) each person known to the Company who beneficially owns 5% or more of the 11,366,303 outstanding shares of its Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.


                                                  Amount of Beneficial Ownership
                                                  ------------------------------
 Name and Address                                    Number
of Beneficial Owner                                 of Shares      Percent(1)
-------------------                                 ---------      -------

Veco Capital Growth Fund Ltd.
  Sestrasse 17
  Zolliken, Switzerland.............................    789,474       6.94
Thomas L. Massie(2) ................................    623,815       5.40
U. Haskell Crocker II(3) ...........................    184,595       1.61
John Cavalier(4) ...................................    119,204       1.04
William Coldrick(5) ................................    264,309       2.28
J. Daniel Shaver(6) ................................     33,333        *
All officers and directors as a group (7 persons)(7)  1,258,590      10.42


------------------------------------
*        Less than 1% of the outstanding Common Stock.

(1) Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares.

(2) Includes 72,821 shares of Common Stock held by Mr. Massie's wife and children. Also includes 187,500 shares issuable pursuant to stock options exercisable at December 31, 1996 or within 60 days thereafter but excludes 62,500 shares issuable pursuant to outstanding stock options that are not currently exercisable.

(3) Includes 58,410 shares of Common Stock held directly by Mr. Crocker. Also includes 13,419 shares issuable pursuant to immediately exercisable warrants to purchase Common Stock and 112,766 shares issuable pursuant to stock options held directly by Mr. Crocker exercisable at December 31, 1996 or within 60 days thereafter, but excludes 25,000 shares of Common Stock issuable pursuant to outstanding stock options that are not currently exercisable.

(4) Includes 6,438 shares of Common Stock held in trust with Mr. Cavalier's wife. Also includes 112,766 shares issuable pursuant to stock options exercisable at December 31, 1996, or within 60 days thereafter. Excludes 25,000 shares issuable pursuant to outstanding stock options that are not currently exercisable.

(5) Includes 41,450 shares of Common Stock held jointly with Mr. Coldrick's wife. Also includes 5,000 shares issuable pursuant to immediately exercisable warrants, and 217,859 shares of Common Stock issuable pursuant to outstanding stock options exercisable at December 31, 1996, or within 60 days thereafter. Excludes 70,833 shares of Common Stock issuable pursuant to outstanding stock options that are not currently exercisable.

(6) Represents 33,333 shares issuable pursuant to stock options first exercisable on March 1, 1997. Does not include 66,667 shares of Common Stock issuable pursuant to outstanding stock options that are not exercisable at December 31, 1996, or within 60 days thereafter.

(7) Includes 542,613 shares of Common Stock. Also includes 715,977 shares issuable pursuant to options and warrants to purchase Common Stock exercisable at December 31, 1996, or within 60 days thereafter.



             PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has resolved to recommend to the stockholders that the Company amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 16,000,000 to 20,000,000 shares. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

         If this proposal is approved and after giving effect to shares reserved for issuance under the Company's stock plans, and shares reserved for issuance upon the exercise of outstanding warrants, options and other commitments, the Board of Directors will have the authority to issue approximately an additional 4,000,000 (as of December 31, 1996) shares of Common Stock without further stockholder approval. The Board of Directors of the Company believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders. The Board of Directors believes that the authorized Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable. These purposes may include facilitating broader ownership of the Company's Common Stock by effecting a stock split or issuing a stock dividend, raising capital or acquiring technology rights through the sale of stock, or attracting or retaining valuable employees by the issuance of stock options, although the Company at present has no commitments, agreements or undertakings obligating the Company to issue any such additional shares. The Board of Directors, however, considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

         Under the Delaware General Corporation Law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the Charter or By-Laws of the Company then in effect. Frequently, opportunities arise that require prompt action, and the Company believes that delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

         The Board of Directors believes that the increase in the number of authorized shares of undesignated Common Stock is in the best interests of the Company and its stockholders, since the complexity of modern business financing requires greater flexibility in the Company's capital structure than now exists. The additional Common Stock to be authorized would be available for issuance from time to time for any proper corporate purpose, including public or private sale for cash as a means of obtaining capital for use in the Company's business or for the acquisition by the Company of other businesses or assets. The Board of Directors believes that having additional shares of Common Stock will provide the flexibility and facility for finding financing sources and quickly consummating any such transaction. Additionally, from time to time, the Company is involved in various discussions with other companies relating to the acquisition of complementary products or services, or other forms of business combinations involving the Company. However, the Company has no present commitments or agreements relating to any potential acquisitions or financings. The Board of Directors, however, considers the authorization of such additional shares advisable to ensure prompt availability of shares for issuance should the occasion arise.

         The additional shares of Common Stock authorized for issuance pursuant to this proposal will have all of the rights and privileges which the presently outstanding shares of Common Stock possess under the Company's Charter.

The increase in authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. The rights of the holders of Common Stock, however, are subordinate to the rights of the holders of the Preferred Stock in certain instances. All outstanding shares of Common Stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

         The issuance of any additional shares of Common Stock by the Company may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock of existing stockholders. The Company expects, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating the economic effect to each stockholder of such dilution.

         The authorized but unissued shares of Common Stock could be used to make more difficult a change in control of the Company. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company, since the issuance of new shares could be used to dilute the stock ownership of the acquirer. Neither the Charter nor By-Laws of the Company now contain any provisions that are generally considered to have an anti-takeover effect, and the Board of Directors does not now plan to propose any anti-takeover measures in future proxy solicitations. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt.

         Approval of the amendment to increase the number of authorized shares of Common Stock will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company represented in person or by proxy and entitled to vote at the Meeting. Abstentions will have the same effect as a vote against the proposal; broker non-votes will have no outcome on the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 16,000,000 TO 20,000,000 SHARES.


                          TRANSACTION OF OTHER BUSINESS

         The Board of Directors of the Company knows of no other matters which may be brought before the Special Meeting. If any other matters properly come before the Special Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

Sudbury, Massachusetts
February __, 1997

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FOCUS ENHANCEMENTS, INC.


         FOCUS Enhancements, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY as follows:

         FIRST: The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Section 4 of the Certificate of Incorporation in its present form and substituting therefor new first and second paragraphs of Section 4 in the following form:

                  A. This corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares this corporation is authorized to issue is Twenty-Three Million (23,000,000) shares of capital stock.

                  B. Of such authorized shares, Twenty Million (20,000,000) shares shall be designated "Common Stock" and have a par value of $0.01 per share. Twenty Million (3,000,000) shares shall be designated "Preferred Stock" and have a par value of $.01 per share.

         SECOND: The amendment to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL by (a) the Board of Directors of the Corporation having duly adopted a resolution setting forth such amendment and declaring its advisability and submitting it to the stockholders of the Corporation for their approval, and (b) the stockholders of the Corporation having duly adopted such amendment by vote of the holders of a majority of the outstanding stock entitled to vote thereon at a special meeting of stockholders called and held upon notice in accordance with Section 222 of the DGCL.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed by Thomas L. Massie, its Chief Executive Officer, and attested to by John A.
Piccione, Esq., its Secretary, this _____ day of March, 1997.

                                          FOCUS ENHANCEMENTS, INC.


                                          By:______________________________
                                               Thomas L. Massie
                                               Chief Executive Officer

ATTEST:


---------------------------------------
John A. Piccione
Secretary

                       SOLICITED BY THE BOARD OF DIRECTORS
                            FOCUS ENHANCEMENTS, INC.

                         SPECIAL MEETING OF STOCKHOLDERS

                                MARCH 18, 1997

PROXY

The undersigned stockholder of FOCUS Enhancements, Inc. (the "Company") hereby appoints Thomas L. Massie and John A. Piccione, and each of them acting singly, with power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on March 18, 1997, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Special Meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given this proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock.



                                                                SEE REVERSE
(IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)               SIDE

   |X|    Please mark
          votes as in
          this example.

The Board of Directors recommends a vote FOR the following proposal.                    MARK HERE FOR              MARK
                                                                                        ADDRESS CHANGE           HERE FOR
                                                    FOR        AGAINST        ABSTAIN   AND NOTE BELOW            COMMENTS

                                                                                                                        |_|
    Approve an amendment to the Company's                                                           |_|
    Certificate of Incorporation increasing the     |_|          |_|            |_|
    authorized shares of Common Stock.

Please sign exactly as your name appears on stock certificate. If acting as attorney, executor, trustee, guardian or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:______________________         Date:______________________

Signature:______________________         Date:______________________